                                  EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Global Village Communication, Inc.

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


Palo Alto, California
January 26, 1998


                                              /s/ KPMG Peat Marwick LLP